AMG Managers Value Partners Asia Dividend Fund

(formerly ASTON/Value Partners Asia Dividend Fund)

Summary Prospectus – October 1, 2016	Ticker: Class N–AVADX, Class I–AAVPX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800-835-3879 or by sending an e-mail to shareholderservices@amg.com. The Fund’s prospectus, dated December 15, 2015, as supplemented March 2, 2016, July 28, 2016, August 26, 2016 and September 30, 2016, and statement of additional information, dated December 15, 2015, as supplemented March 2, 2016, April 1, 2016, July 28, 2016, August 26, 2016 and September 30, 2016, are incorporated by reference to this summary prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide capital appreciation and current income.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Class N Shares	Class I Shares
Redemption Fee (on shares held less than 90 days, as a percentage of amount redeemed)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees(a)	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses(b)	2.57%	2.57%
Total Annual Fund Operating Expenses	3.62%	3.37%
Fee Waiver and/or Expense Reimbursement(c)	(2.22)%	(2.22)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(c)	1.40%	1.15%
(a)	Expense information has been restated to reflect current fees.
(b)	“Other Expenses” are estimated for the current fiscal year.
(b)

The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, shareholder servicing fees, distribution and service (12b-1) fees, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2018, to the extent that operating expenses exceed 1.15% of the Fund’s average daily net assets (the “Operating Expense Limit”). Prior to February 28, 2018, the arrangement may be amended or terminated only by a vote of the Board of Trustees of AMG Funds IV. For a period of up to three years from the end of the fiscal year during which fees were waived or expenses were reimbursed (the “Recovery Period”), the investment adviser is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s total annual operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, shareholder servicing fees, distribution and service (12b-1) fees, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, are at or below the Operating Expense Limit during the Recovery Period.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped in each period through February 28, 2018.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years
Class N Shares	$143	$811
Class I Shares	117	736

AMG Funds	1	Summary Prospectus

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not available.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets directly or indirectly in companies that are domiciled in the Asian region, or are domiciled outside of the Asian region but, as determined by the subadviser, either derive a majority of their income from or have a majority of their operations located in the Asian region. For purposes of this investment policy, countries in the Asian region include, among others, Japan, Hong Kong, Singapore, Australia and New Zealand, as well as emerging and frontier markets located in Asia, such as The People’s Republic of China (“PRC”), Bangladesh, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Sri Lanka, Taiwan and Thailand. Indirect investments include derivatives, participatory notes, collective investment schemes, such as unit trusts or investment companies, and similar investments that provide indirect exposure to securities of companies domiciled in, deriving a majority of their income from or having a majority of their operations located in the Asian region. The Fund intends to invest primarily in a portfolio of equity securities of companies that distribute dividends. Although the Fund seeks exposure to a number of countries within the Asian region, it may have significant exposure to one or a limited number of countries, particularly the PRC. There are no fixed geographic or sector weightings in the allocation of assets and the subadviser does not intend to follow benchmark indices in determining geographic or sector weightings for the Fund. The Fund may invest in companies of any market capitalization, including small-cap and midcap companies.

The subadviser will use value investing strategies and a bottom-up research approach to select high income investments consistent with the Fund’s investment objective. The subadviser will aim to follow a buy-and-hold strategy, which should result in lower portfolio turnover. The subadviser may also, from time to time, place a substantial portion of the portfolio in cash equivalents or short-term investments for temporary defensive purposes.

The Fund may have direct exposure to certain eligible China A Shares via the Shanghai-Hong Kong Stock Connect. The Fund may also seek indirect exposure to China A Shares in the PRC, which are typically not available for direct investment by non-PRC investors, through China A Shares Access Products, such as participatory notes, and/or through collective investment schemes directly investing in China A Shares through qualified foreign institutional investors or Renminbi qualified foreign institutional investors. Additionally, the Fund intends to invest directly in China B Shares, which are domestic shares in PRC-incorporated companies listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange and eligible for direct investment by non-PRC investors.

The Fund may invest in corporate debt and other fixed-income securities, and intends to focus on relatively higher yielding corporate debt and other fixed income securities. While fixed-income securities are typically not expected to exceed 20% of the Fund’s assets, the Fund may invest up to 30% of its assets in fixed-income securities. Additionally, the Fund may invest in below investment grade securities (commonly known as “junk bonds”), commodities, futures contracts, options, depository receipts, warrants, convertible bonds, contingent convertible securities, units in any unit trust, real estate investment trusts (“REITs”), preferred stocks or other investment companies. For the purposes of hedging market and currency risks, the Fund may take short positions in individual securities and index futures or invest in index swaps, currency swaps and currency forwards.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Below Investment Grade (High Yield) Securities Risk. Bonds and other fixed income securities are rated by national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BB+ or lower) and their unrated equivalents are typically in relatively poor financial health, and their ability to pay interest and principal is uncertain. Negative economic developments, or expectations of negative economic developments, may have a more significant impact on the prices of securities rated below investment grade than on the prices of higher rated or investment grade bonds and other fixed income securities. These securities are considered speculative and are commonly known as “junk bonds.” Securities of distressed companies present a heightened risk of default, or may be in default at the time of the purchase, as well as heightened liquidity risk. The Fund may incur costs in protecting its investment in the event of bankruptcy or other restructuring event.

Call Risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. The increased likelihood of a call may reduce the security’s price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue on a timely basis or at all, which could result in losses to the Fund. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield. When the Fund uses derivative instruments to seek credit exposure to underlying issuers, it is subject to the credit risk of both the underlying issuer(s) and the counterparty (typically a broker or bank) to the instrument.

Commodity Risk. Investments in commodity futures and options and commodity-linked derivative instruments may subject the Fund to significantly greater volatility than investments in traditional securities such as stocks and bonds. The commodities markets may be affected by, among other things, changes in overall market movements, domestic and foreign political and economic events, changes in interest and inflation rates, wars and acts of terrorism or factors affecting a particular industry or commodity, such as droughts, floods, weather, livestock disease, embargoes and tariffs. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing and consuming regions.

AMG Funds	2	Summary Prospectus

Contingent Convertible Securities Risk. Contingent convertible securities (“CoCos”) are hybrid bonds typically issued by banks. When the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may be outside the Fund’s control. Any such action could have an adverse effect on the Fund’s returns, and the Fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.

Convertible Securities Risk. Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise.

The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.

Derivatives Risk. Risks associated with derivatives may include the risk that the derivative is imperfectly correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities and the risk that the Fund will be unable to sell or otherwise close out the derivative. Derivative transactions could also expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter derivatives subjects the Fund to the risk that the counterparty to the derivative may be unwilling or unable to meet its obligations on the investment. The use of certain derivatives may expose the Fund to the underlying market or other reference asset in an amount exceeding the cash investment of the Fund.

Emerging Market Securities Risk. In addition to general foreign securities risks described below, investing in emerging market countries is subject to a number of risks, including:

■	Economic structures that are less diverse and mature than those of developed countries
■	Less stable political systems and less developed legal systems
■	National policies that may restrict foreign investment
■	Wide fluctuations in the value of investments, possibly as a result of significant currency exchange rate fluctuations
■	Smaller securities markets, making investments less liquid
■	Special custody arrangements

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. These risks are heightened for issuers located in emerging markets. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Frontier Market Securities Risk. Investing in frontier market countries involves all the risks described above for investments in foreign securities and emerging market countries, although these risks are magnified for investments in frontier market countries. Frontier market countries generally are among the smallest, least mature economies and have the least developed capital markets within emerging markets. Accordingly, investments in frontier markets are generally subject to a greater risk of loss than investments in developed markets or traditional emerging markets. The magnified risks of investing in frontier market countries result from: the potential for extreme price volatility and illiquidity in frontier market securities; government ownership or control of companies; trade barriers, exchange controls, limitations on foreign investment, managed currency values and other protectionist measures; relatively new and unsettled securities laws; and the potential for extreme political and economic instability.

Geographic Concentration Risk. Because the Fund may invest a substantial amount of its assets in securities of issuers located in a single country (particularly the PRC) or geographic region, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund, and may result in increased volatility and greater losses.

High Cash Balance Risk. When the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.

AMG Funds	3	Summary Prospectus

Interest Rate Risk. Fluctuations in prevailing interest rates directly affect the market prices of bonds. When market interest rates rise, bond prices fall. The longer the time to maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (e.g., 30-year maturity) will have greater price sensitivity than a short-term bond (e.g., 2-year maturity). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. The values of securities with variable interest rates are generally less sensitive to interest rate changes than those of fixed rate securities. However, variable rate securities may decrease in value if prevailing rates decrease or if variable rates do not rise as much as rates in general. The reduction or withdrawal of accommodative monetary policy and/or governmental intervention in securities markets may result in higher short-term or long-term interest rates in the future, which would have a negative impact on the prices of fixed income securities and, in turn, the Fund’s net asset value.

Investment Company Risk. The Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

New Fund Risk. The Fund is newly formed and does not have an operating history. If the Fund does not grow to a viable size due to market factors, performance or the inability to attract assets, the Fund may be liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders.

Participatory Notes Risk. An investment in participatory notes is subject to market risk, which is the risk that the market value of the underlying securities could decline as a result of business, economic, political or other factors, resulting in a decline in the value of the notes. The performance results of participatory notes may not exactly replicate the performance of the underlying securities. An investment in participatory notes is also subject to counterparty risk, relating to the non-U.S. bank or broker-dealer that issues the participatory notes, and may be subject to liquidity risk.

PRC Investment Risk. The PRC government exercises significant control over the domestic economy of the PRC through its industrial policies (e.g., policies to support certain industries and affect the allocation of productive resources), monetary policy, exchange rate management and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely affect specific companies and entire industries in the PRC. The domestic economy of the PRC, particularly its export-oriented industries, may be harmed by trade or political disputes with the PRC’s major trading partners, including the United States.

In addition, the PRC government has frequently and significantly intervened in domestic securities markets, in particular the markets for China A Shares, and may do so in the future. These interventions may be introduced suddenly and in response to market conditions. Measures have included price supports, bans on short selling and limits and bans on selling securities in general. These measures may not have the desired effect and may have a negative impact on the Fund’s PRC investments. As a result of these measures, from time to time, the Fund may not be able to sell securities of PRC companies at the desired time or price, and quoted prices for securities of PRC companies may not reflect actual market prices.

Finally, the Fund’s ability to make direct investments in securities of PRC companies is subject to changes in applicable PRC laws and regulations. The PRC legal system is still developing, and its laws and regulations, including those allowing qualified foreign institutional investors to invest in China A Shares, may change with little or no advance notice. Any such change could adversely affect market conditions and the Fund’s PRC investments. The qualified foreign institutional investor rules provide the China Securities Regulatory Commission and the State Administration of Foreign Exchange of China wide discretion to interpret them, leaving a considerable amount of uncertainty.

PRC Tax Risk. At present, there are no specific PRC tax regulations addressing the withholding tax treatment on capital gains (currently equal to 10% of any gain) derived from China B Shares. In the absence of such rules, the general tax law provisions apply. There is no assurance that tax incentives currently offered to foreign companies, if any, will not be abolished and the existing PRC tax laws and regulations will not be revised or amended. Any of these changes may reduce the income from, and/or value of, the shares of the Fund. For accounting purposes, the Fund does not currently propose to accrue for the 10% withholding tax referred to above but this position may be subject to change.

PRC A Shares Liquidity Risk. China A Shares are available for direct investment by non-PRC investors under only limited circumstances and subject to certain restrictions, and compared with other international stock markets there is a low level of liquidity in the markets for China A Shares in the PRC. These features of the markets for China A Shares could lead to severe price volatility in the Fund’s indirect investments in such securities.

AMG Funds	4	Summary Prospectus

REIT Risk. Securities of REITs may be affected by changes in the values of their underlying properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate prices are also affected by general economic conditions. When growth is slowing, demand for property decreases and prices and rents may decline. High or rising interest rates, which result in high or rising mortgage and financing costs, may restrain buying and selling activity, reducing the appeal of real estate investments. Distributions from REITs generally are taxed as ordinary income for federal income tax purposes.

Short Sales Risk. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, dividends or interest the Fund must pay to the lender of the security. Because a loss incurred on a short sale results from increases in the value of the security, losses on a short sale are theoretically unlimited. In addition, the Fund may not be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time when other short sellers of the same security want to close out their positions, it is more likely that the Fund would have to close out its short position at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” may occur. A short squeeze drives up the price of the security sold short and makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss on, the short sale. The Fund’s use of short sales may have a leveraging effect on the Fund’s portfolio.

Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small-cap and mid-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volumes than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

Unit Trust Risk. An investment in units of a unit trust is subject to market risk, which is the risk that the market value of the trust’s investments could decline as a result of business, economic, political or other factors, resulting in a decline in the trust’s net asset value. An investment in units of a unit trust is subject to general foreign securities risks, including currency risk, and may be less liquid than an investment in a U.S. mutual fund.

Value Style Risk. Value investing involves buying stocks that the subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, the valuation levels of value stocks are less than those of growth stocks. Because different types of stocks go in and out of favor with prevailing market and economic conditions, the Fund’s performance may be adversely affected when value stocks underperform.

FUND PERFORMANCE

The Fund is newly organized and does not have a full calendar year of operations. Performance information will be included in the Fund’s next annual or semi-annual shareholder report.

MANAGEMENT

AMG Funds LLC serves as the investment adviser to the Fund. Value Partners Hong Kong Limited (“VPHK”) serves as the subadviser to the Fund.

Mr. Norman Ho, a Senior Investment Director of VPHK, where he is a key leader in the firm’s investment process and has a high degree of responsibility for portfolio management, serves as a Portfolio Manager of the Fund.

Mr. Philip Li, a Senior Fund Manager of VPHK, where he is responsible for the firm’s investment process and portfolio management, as well as the investment team’s operations and communications, serves as a Portfolio Manager of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (AMG Funds, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9769, Providence, Rhode Island 02940-9769), wire transfer, online access (www.amgfunds.com), or by telephone (800-548-4539). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$100
Individual Retirement Accounts (IRAs)	$1,000	$100
Education Savings Accounts (ESAs)	$1,000	$100
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$100
Class I—Regular Accounts	$100,000	$1,000
Individual Retirement Accounts (IRAs)	$50,000	$1,000

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

AMG Funds	5	Summary Prospectus

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VP1016

AMG Funds	6	Summary Prospectus